                                                                   Exhibit 10.30

                                   AGREEMENT

                                    between

1.   Artificial Life, Inc.
     1013 Centre Road, Wilmington (Delaware), USA
     Represented by ...

                              hereinafter: "ALIFE"

2.   E-tail AG
     Locheckerweg 5, 3302 Moeasesdorfs
     Represented by Mario Fontana
                              hereinafter: "e-tail"

     1+2 together, hereinafter: "Old Shareholders"

                              and
3.   BC Medien Holding AG
     Seestrasse 108, 8703 Erlenbach
     Represented by Beat Curti
                              hereinafter: "BCM"

4.   Mr. Hans Ueli Keller
                              hereinafter: "Keller"

     3 and 4 together, hereinafter: "New Shareholders"

                              and

5.   Artificial Life Schweiz AG (legal successor of Artificial Life Solutions
     AG)
     Muhlebach 2, 6362 Stansstad
     Represented by Manuel Ebner

                              hereinafter: "ALIFE Schweiz"

6.   Roland Berger
     Thunstrasse 69, 3074 Muri
     Represented by Hanspeter Kaspar, Attorney at Law

7.   Net-tissimo.com AG
     Riedstrasse 390, 4822 Egerkingen
     Represented by Manual Ebner and Mario Fontana

                                  concerning

                              Net-tissimo.com AG
                           (hereinafter: "Company")

PREAMBLE
--------

It having been set forth that

     - the founding shareholders and, respectively, the companies affiliated with them entered into a shareholders commitment to offer a contract with respect to the Company (named JVAG therein) on 3/25/99;

     - the founding shareholders and, respectively, the companies affiliated with them founded the Company on 4/28/99 with a share capital of CHF 3,000,000 in execution of the shareholders commitment to offer a contract;

     - the Company has entered into a project agreement with a subsidiary of ALIFE, Artificial Life Solutions AG, regarding the development and introduction of E-commerce software for the Rappenspalter business model (hereinafter "Project Agreement");

     - ALIFE Solutions has subsequently produced and delivered additional software for the Company (contract software);

     - the founding shareholders increased the share capital to CHF 8,000,000 on April 25, 2000;

     - ALIFE Solutions has been transformed into ALIFE Schweiz by merger with other subsidiaries of ALIFE and a legal change of name, thus assuming all rights and obligations of ALIFE Solutions;

     - the business trend of the Company necessitated the inflow of additional funds in the form of loans from the founding shareholders;

     - the Company's liquid funds again will have been exhausted as of 12/31/00 and the founding shareholders are no longer willing to inject additional funds;

     - the New Shareholders are willing to commit CHF 2,505 million in capital to the Company, provided that:
          -    they thereby receive 65.6% of the Company's share capital;
          - ALIFE Schweiz transfers to the Company all rights to the contract software for all European countries; [handwritten:] Swiss laws
          - ALIFE Schweiz continues to allow the Company the use of BOT technology for the German-speaking area of Europe free of charge; [handwritten:] bot licenses, German
          - E-tail reduces its claims against the Company to CHF 600,000 and converts it into a subordinated interest-free shareholder loan;
          - ALIFE Schweiz limits its claim against the Company to a maximum CHF 6000,000 and converts CHF 300,000 into a subordinated interest-free shareholder loan;
          - the Old Shareholders continue to work actively towards the Company's development through representation on the Supervisory Board;
          - the Old Shareholders move their shares in the Company into a holding company at the same time as the New Shareholders.

the parties agree as follows:

I.   PARTICIPATING INTEREST OF THE NEW SHAREHOLDERS

1.   Present Shareholder Structure

According to the Company's shareholders register, the following shareholders have a participating interest in the Company at the present time:

Name:         Share certificate    Number of shares    Participation in share capital
ALIFE         No. 1                15,000                25%
e-tail        No. 2                 7,500              12.5%
e-tail        No. 3                 7,500              12.5%
ALIFE         No. 4                15,000                25%
e-tail        No. 5                15,000                25%

The agreed sale of shares via the purchase of 3,000 bearer shares arranged for in the agreement dated 8/11/00 between Prodega and Roland Berger has not been executed to this time. This agreement is cancelled and replaced by the obligation pursuant to Clause 4.

2.   Capital Reduction

The Old Shareholders agree to convene an extraordinary shareholders' meeting within six days of the signing of this agreement in which the share capital will be reduced from the present CHF 6,000,000 to CHF 2,000,400 by reducing the per share value from the present CHF 100 to the new per share value of CHF 33.34.

The details can be found in the public document appended hereto as Annex 1.

3.   Capital Increase

Simultaneous with the reduction of the share capital according to Clause 2, the share capital will be increased to CHF 4,505,400 by the issue of 25,050 shares at a par value of CHF 100.

The Old Shareholders agree to waive their subscription rights in the capital increase. The New Shareholders agree to subscribe to the newly created shares as follows:

  -  BCM: 15,050 shares at CHF 100 per share;
  -  Keller: 10,000 shares at CHF 100 per share.

The details can be found in the public document appended hereto as Annex 1.

4.   Share Transfers

Immediately after the capital increase according to Clause 3 has been recorded in the Commercial Register, ALIFE agrees to transfer 3,108 shares of the Company valued at CHF 33.34 per share to the Company as compensation for the services of e-tail to the Company in accordance with Clause 7 and 9, without additional payment to e-tail.

Thereupon, e-tail agrees to transfer 2,973 shares of the Company to R. Berger at the total purchase price of CHF 1. Upon termination of the employment relation between the Company and R. Berger before 12/31/2002 based on a notice of termination by Roland Berger, the Company shall have a right to repurchase the shares bought by R. Berger at a total price of CHF 1.

The parties and, respectively, the Company, shall undertake the following actions with respect to executing this transfer of shares:
  - Submission of all share certificates; they will be held in safekeeping in the law offices of Reichenbach + Partner until the capital increase is recorded;
  - Immediately upon recording of the capital increase, the share certificates will be destroyed and the Company will issue new certificates according to the schedule in Annex 2 and it will enter the corresponding shareholders in the shareholders' register.

This transfer of shares will be executed by the surrender of the endorsed share certificates No. 3 and No. 4 for a total of 3,108 shares of the Company by ALIFE to e-tail and the surrender of share certificate No. 3 for 2,973 shares of the Company by e-tail to Roland Berger.

5.   New Shareholding Structure

After execution of Clauses 1-4, the parties' interests in the share capital of the Company will be as follows:

a)   BCM       15,050 shares at CHF 100 per share /         33.4% of share capital
b)   Keller    10,000 shares at CHF 100 per share /         22.2% of share capital
c)   e-tail    30,1365 shares at CHF 33.34 per share /      22.3% of share capital
d)   ALIFE     26,89[8?]2 shares at CHF 33.94 per share/    19.9% of share capital
e)   Berger    2,973 shares at CHF 33.34 per share /        2.2% of share capital

6.    Representations and Warranties

The Old Shareholders represent and warrant with respect to the New Shareholders that

  -  the interim balance sheet and profit and loss statement at November 30,
     2000 drawn up on ............., which is appended to this Agreement as
     Annex 3, was drawn up according to generally recognized accounting principles. In addition, the following applies specifically:

     a) that all assets remain the property of the Company and there are no third-party rights to them;

     b) that the assets are in no way the subject matter of court, arbitration or administrative proceedings and that upon the signing of this Agreement, no court or administrative proceedings are pending in which the Company is involved;
     c) that there are no liabilities that should have been recorded or for which provisions should have been formed, except for the liabilities shown in the balance sheet;
     d) that, except for the agreements mentioned in Annex 4, the Company has not entered into any agreements that obligate the Company (agreements with clients excepted);
     e) that according to the project agreement the Company is entitled to the software rights solely and without limitation; [handwritten:] Swiss laws
     f) that the BOT technology on the Company's website (presently www.net-tissimo.com) can continue to be used free of charge for the German-speaking area of Europe; [handwritten:] bot license German
     g) that receivables recorded in Annex 3 are assumed at no less than book value, less provisions for contingent losses;
     h) that the Company has not effected any transactions, nor will it effect any transactions, between the signing of this Agreement and its execution and that transactions are not included in the normal conduct of business of the Companies, and that no additional obligations have been or will be assumed and that, in particular, the conditions of the existing agreements have not been, or will not be, changed during this time.

If it should turn out after the Agreement is signed that one of the representations made in this Agreement is incorrect, the New Shareholders shall have 15 days from discovery to request each of the Old Shareholders by registered letter that they restore the promised condition within 15 days. There is no immediate duty of inspection.

If such remedy is obviously not possible or if the Old Shareholders do not restore the condition according to the Agreement, the following shall apply:

  - the Old Shareholders must reimburse the New Shareholders or the Company for verifiably incurred costs, which are appropriate considering the defect, to restore the condition of the Agreement; any offset on the part of the Old Shareholders is excluded.

  - all further claims, in particular the right to cancellation of contract, are hereby expressly eliminated by agreement.

II.  SHAREHOLDER PERFORMANCE

7.   Shareholder Loans

The Old Shareholders agree to convert their current short-term loans to the Company into subordinated no-interest shareholder loans, as follows:

a)   ALIFE Schweiz

ALIFE and/or ALIFE Schweiz have not up to now not invoiced the Company for their expenses to produce the contract software. ALIFE and/or ALIFE Schweiz guarantee that this outstanding claim against the Company will not exceed the amount of CHF 600,000 by 12/31/2000. This claim is recorded on the Company's balance sheet as a short-term shareholder loan. The Company shall repay CHF 300,000 of this loan within 30 days of the recording of the capital increase. ALIFE or ALIFE Schweiz shall convert the remaining credit balance not to exceed CHF 300,000 into a no-interest subordinated (shareholder) loan by making a statement to this effect. [handwritten:] Invoice max 600 (effectively 640) / payment book within 30 days [illegible] from 1/22/01

b)   e-tail

After implementing the capital increase, e-tail shall waive loans amounting to CHF 150,000 by signing a notice of waiver to that effect, so that e-tail will still have a loan receivable against the Company in the amount of CHF 600,000.

e-tail shall convert this loan receivable into a subordinated no-interest shareholder loan by making a statement to that effect.

c)   BCM

BCM agrees to grant the Company a short-term loan for no more than CHF 150,000 for the payment of wages, which must be reimbursed in full upon execution of the capital increase.

8.   Transfer of Rights to Software

Pursuant to the Project Agreement of the Company with ALIFE Schweiz, the Company has a non-transferable, 15-year own-use license to use the standard software/BOTs software of ALIFE in Switzerland, Germany, Austria and Poland (Sec. 7.1 of the Project Agreement). The Company and ALIFE Solutions are jointly entitled to additional software developed by ALIFE Schweiz for the Company (hereinafter: "Contract Software") so that both parties may have all rights of utilization to the Contract Software independent of each other. However, the Company has a claim to 25% of the license fees generated by ALIFE Schweiz by marketing the Contract Software to third parties (Sec. 7.2 of the Project Agreement).

By signing this Agreement, the Company and ALIFE Schweiz agree to the following change regarding the transfer of rights to the Contract Software pursuant to Clause 7.2 of the Project Agreement:

a) ALIFE / ALIFE Schweiz hereby to the Company assign all created rights to the Contract Software, in particular all copyrights to that software, to the full extent, i.e., unlimited as to content and time, for all European states (including the former East Bloc countries and Turkey). The transfer of title includes in particular, but not exclusively, the right of reproduction, editing/further development, publication, marketing in any form and for all possible uses. The Company thus becomes the sole proprietor of all copyrights to the Contract Software in all European states.

     The assignment of rights also includes all rights to records, documents, descriptions, etc. associated with the software. [handwritten:] Swiss law - copies: 10 days after agreement code source code and documentation

     ALIFE / ALIFE Schweiz shall turn over copies of all codes, including the source code as well as all documentation, to the Company within ten days of the signing of the Agreement. [handwritten:] Source Code!

     In all other countries, ALIFE / ALIFE Schweiz becomes the sole proprietor of all copyrights to the software.

b) In order to strengthen the territorial division of rights agreed in Clause a, the parties agree not to offer any products and/or services based on the Contract Software in any form (direct or indirect) in the legal territory of the other party to the Agreement for a period of three years from the signing of this Agreement.

c) ALIFE AND ALIFE Schweiz guarantee that the Company will acquire all copyrights to the Contract Software for all European Countries, that these rights have neither been transferred either entirely or in part to third parties nor encumbered with third party rights. They also have not been entrusted to third parties. The use of the software by the Company or by a contracting partner authorized by it does not violate any rights of third parties. ALIFE and ALIFE Schweiz shall indemnify the Company against any third party claims on first request. Other claims of the Company pursuant to the Project Agreement remain unaffected.

d) ALIFE and ALIFE Schweiz agree to undertake all actions on first request that are necessary or may become necessary to implement the transfer of rights in individual countries. If, and to the extent that, a transfer of rights is not possible, an exclusive, transferable license to use the Contract Software without limits as to time or materials shall take effect in this territory.

e) In other respects, the provisions of the Project Agreement, in particular the provisions regarding warranty and liability, shall not be affected.

9.   Orders from e-tail

e-tail agrees to place orders with the Company during each of the next three years amounting to at least CHF 200,000 annually. The payment of these orders will be in settlement of the loan according to Clause 7b.

10.  Supervisory Board

ALIFE and e-tail assure the other shareholders that they will actively support the development of the Company with one representative each on the Supervisory Board. Payment of remuneration for the Supervisory Board is waived.

11.  Bringing the Shares into B2B Media Corp.

The New Shareholders plan to bring their shares in the Company together with other participating interests in the media and Internet business into a holding company that is to be floated on the stock exchange (hereinafter referred to as:
"B2B").

It is consistent with the will of all parties that all shares of the Company should be brought into B2B. Provided B2B consents to this bringing in, the New Shareholders undertake an obligation towards the Old Shareholders that the latter may bring their shares in the Company into B2B at the same time and at the same rating key per share as the former (share swap).

The New Shareholders assure the Old Shareholders that their shares will be treated equally in terms of value as those of the New Shareholders on being introduced into B2B. Consequently, the New Shareholders waive any premium for the bringing of the majority of the shares. The valuation of the Company and of B2B approved by the New Shareholders shall be the standard for this introduction.

In order to safeguard this conversion obligation, the share certificates of the Old Shareholders will be deposited in the law offices of Reichenbach + Partner.

12.  Klaus Kater

ALIFE Schweiz is willing to terminate the employment agreement with Klaus Kater effective 12/31/2000 without consequence as to costs if Klaus Kater wishes to be employed with the Company.

13.  Cancellation of the Shareholders Commitment to Offer a Contract

The shareholders commitment to offer a contract is cancelled upon the signing of this Agreement.

III. FINAL PROVISIONS

14.  Severability Clause

In the event that this Agreement should be in need of supplementation in its execution and/or if it contains gaps, the parties agree to seek a good faith arrangement which safeguards the interests of the parties according to reasonable discretion.

If a provision of this Agreement is or becomes void, non-binding or null, this shall not affect the legal validity of the remaining provisions. In such a case, the voided provision shall be replaced by a provision that comes as close to it as possible in a legally admissible form.

15.  Written Form

Amendments to or supplements of this Agreement, including as regards this provision, require a written agreement between the parties for them to be valid.

16.  Annexes

The annexes appended to this Agreement constitute an integral component of this Agreement.

17.  Jurisdiction / Applicable Law

Swiss law applies exclusively to the present Agreement, excluding the rules of the IPR.

The courts where the offices of the Company are registered, or the Commercial Court of the Canton of Zurich, at the discretion of the plaintiff, shall be the legal venue for all disputes arising out of this Agreement, including its annexes, as well as those concerning the validity of its formation, its legal effectiveness or amendment.

Zurich, January 17, 2001
        ----------------

Artificial Life, Inc.              e-tail AG

[signature]                        [signature]
-----------                        -----------


BC Medien Holding AG               Hans Ueli Keller

[signature]                        [signature]
-----------                        -----------

Artificial Life Schweiz AG         Roland Berger

[signature]                        [signature]
-----------                        -----------


Net-tissimo.com AG

[signature]    [signature]
 ---------      ---------


[Regarding Clause 13)
Bon appetit Group AG

[signature]
-----------


Annexes to the Agreement

1. Public document, capital reduction and capital increase, including move of registered offices and reelection of the Company's executive bodies

2.   Division of shares after the capital increase

3.   Interim financial statements of the Company

4.   List of Company contracts

Annex 1

                                PUBLIC DOCUMENT


                                     Of The

                    Resolutions Of The Shareholders' Meeting

                 -  Reduction And Re-Increasing Of Capital  -
                      -  Transfer Of Business Domicile  -
               -  Partial Amendment Of The Corporate Articles  -
                       -  Supervisory Board Elections  -

                                       Of

                               net-tissimo.com ag
                               ------------------

                        Based In Egerkingen (Solothurn)



An extraordinary meeting of the shareholders of the forenamed company took place on this date in the offices of the Notariat Zurich (Altstadt) [Zurich (Old Town) Notary Office]. The undersigned recorder has prepared this official document of the decisions of the meeting according to the provisions of the Swiss Law of Obligations (OR).

                                       I.

Attorney Thomas Brack, Reichenbach & Partner, Talacker 50, 8001 Zurich, opened and chaired the meeting. He served simultaneously as secretary and vote teller.

The Chairman stated:

- there are neither representatives of the corporate agents nor other independent proxies proposed in accordance with Art. 689c OR, nor are custodianship account representatives exercising participatory rights in accordance with Art. 689d OR;

-  the entire stock capital of the company, CHF 6,000,000, is represented;

- today's Shareholders' Meeting is constituted as a universal meeting in accordance with Art. 701 OR and has a quorum;

- Georg Meisterhans, c/o KPMG Fides Peat, Zurich, is present as specially enabled auditor authorized on the basis of Art. 732 Par. 2 OR.


No objection was raised to these statements.



                                      II.

On the basis of the existing special audit report in accordance with Art. 732 Par. 2 OR from the specially authorized auditor who is present, the Shareholders' Meeting resolved unanimously:

1. The capital stock is reduced by CHF 3,999,600 to CHF 2,000,400;

2. as a result of the special audit report it has been found that the claims of the creditors are fully covered in spite of the reduction of the capital stock;

3. The reduction in capital will be carried out in the following manner:

   a) by reducing the nominal value of the 60,000 registered shares from the former CHF 100 to a new value of CHF 33.34;

   b) and by using the amount of the reduction to partially eliminate a deficit of CHF 4,909,912 resulting from losses.


4. any book profit that may result from the reduction of capital is to be used in accordance with Art. 732 Par. 4 OR exclusively for depreciation;

Art. 4 of the corporate articles is amended a follows:

"Art. 4

The capital stock of the company is CHF 2,000,400 (two million four hundred Swiss Francs), divided into 60,000 registered shares with a nominal value of CHF
33.34 per share. All shares are fully paid in."

But see Section V below.

                                      III.

The Shareholders' Meeting then resolved unanimously to carry out a regular increase in the capital stock by CHF 2,505,000 to CHF 4,505,400 and stipulated as follows:

1. a) the entire nominal amount by which the capital stock is to be increased:
       CHF 2,505,000;

   b)  amount of the contributions to be paid thereon:
       CHF 2,505,000;


2. a)  number, nominal value and type of the new shares:
       25,050 registered shares with a nominal value of CHF 100 each;

   b)  privileges of individual categories:
       none;

3. a)  Issue amount:
       CHF 100 per registered share;

   b)  start of dividend entitlement:
       1/1/2001

4. Type of contribution:
   In money for 25,050 registered shares at a nominal value of CHF 100 each

5. Restriction of the transferability of the registered shares:
   The transferability of the new registered shares is restricted as specified in Art. 5 of the corporate articles.

6. Restriction or suspension of the subscription right and assignment of non-exercised or withdrawn subscription rights:

   The subscription rights will be neither restricted nor suspended. If shareholders waive subscription rights these rights will be assigned by the Supervisory Board.



                                      IV.

This increase in the capital stock is to be carried out by the Supervisory Board within three months, Art. 650 Par. 1 OR.

If the capital increase is not recorded in the Commercial Register within this period, today's resolution of the shareholder's meeting shall be void, Art. 650 Par. 3 OR.

                                       V.

The Shareholders' Meeting further resolves unanimously to amend the articles of the company as follows:

Art. 1
------

"Under the legal name
                    net-tissimo.com ag
                    net-tissimo.com sa
                    net-tissimo.com ltd

there exists a stock corporation in accordance with the present corporate articles and the regulations in Title XXVI of the Swiss Obligation law, based in Sursee, Canton Lucerne.

Art. 11
-------

The Shareholders' Meeting is authorized to take the following actions:

1. establishing and amending the corporate articles, to the extent that this authority is not allocated by law to the Supervisory Board (Art. 634a, 647, 651, 651a, 652g, 653g, 653i, 656b OR);

2. electing and recalling the members of the Supervisory Board and of the Auditing Department;

3. approving the annual report and the consolidated accounts;

4. approving the annual financial statements and deciding on the allocation of the net annual profit, especially determining the dividend and the management bonus;

5. approving the reports and actions of the members of the Supervisory Board;

6. deciding on the items that are reserved for the Shareholders' Meeting by law or by the corporate articles;

7. deciding on motions of the Supervisory Board, the Auditing Department and the shareholders.

Art. 15
-------

The shareholders exercise their voting right in the Shareholders' Meeting in proportion to the total nominal value of the shares belonging to them."


                                      VI.

The chairman presented a copy of the corporate articles and stated that these were the complete corporate articles, taking into account all of the above amendments. These corporate articles are part of the record of the subsequent decisions made today by the Supervisory Board and also take into account the capital reduction and simultaneous re-increase of capital.


                                      VII.

The Shareholders' Meeting acknowledged the departure of the following Supervisory Board members and expressed thanks for the work that they had performed:

  -  PROF. EBERHARD SCHONEBURG, German citizen, in Beckenried,
  -  ELMAR WOHLGENSINGER, from Mosnang, in Hergiswil
  -  EDWIN A SCHERRER, from Kirchberg, Sankt Gallen, in Rudolfstetten-
     Friedlisberg

and of the General Manager

  -  BRUNO GABRIEL, from Emmen and Reiden, in Beckenried.

The Shareholders' Meeting then appointed the following new Supervisory Board members:

  -  NIKOLAUS KAPPELER, from Zurich, in Dietikon
  -  DR. HANS ULRICH KELLER, from Sursee and Hochdorf, Lucerne, in Zug

  The statements of acceptance of election are on file.

                                     VIII.

The Supervisory Board is instructed to carry out the resolutions of the Shareholders' Meeting and to submit the necessary record of them to the Commercial Register.


                                      IV.

In addition, the extraordinary Shareholders' Meeting grants power of attorney to Thomas Brack, attorney at law, born May 19, 1971, c/o Reichenbach & Partner, Talacker 50, 8001 Zurich, to make any requisite changes to the corporate articles or to the process of reduction or increase of capital necessitated by objection from the Commercial Registry authorities, acting in the name of all shareholders, by means of an addendum to be certified publicly.



Zurich, January 22, 2001 [illegible notation by hand]


[illegible signature]


                         [Seal of the Notariat Zurich (Altstadt)]

                                       [illegible signature]
                                       M. Muller-Smit
                                       Deputy Notary

DR. HANS ULRICH KELLER
OBERWILER KIRCHWEG 23
6300 ZUG


                         To the
                         Shareholders' Meeting of
                         net-tissimo.com ag



Statement of acceptance of election to the Supervisory Board
------------------------------------------------------------

Ladies and Gentlemen

I hereby declare my willingness to accept the election to the Supervisory Board of your company. At the same time, together with this statement of acceptance, I am providing my official signature for the company.

Thank you very much for your confidence in me.

Zug, December 19, 2000

[illegible signature]
---------------------
Dr. Hans Ulrich Keller


Company signature:

net-tissimo.com ag


[illegible signature]
---------------------
Dr. Hans Ulrich Keller

NIKOLAUS KAPPELER
LATTENSTRASSE 2
8953 DIETIKON


                         To the
                         Shareholders' Meeting of
                         net-tissimo.com ag



Statement of acceptance of election to the Supervisory Board
------------------------------------------------------------

Ladies and Gentlemen

I hereby declare my willingness to accept the election to the Supervisory Board of your company. At the same time, together with this statement of acceptance, I am providing my official signature for the company.

Thank you very much for your confidence in me.


Dietikon, December 19, 2000


[illegible signature]
---------------------
Nikolaus Kappeler


Company signature:

net-tissimo.com ag


[illegible signature]
---------------------
Nikolaus Kappeler

                                PUBLIC DOCUMENT


                                     Of The

                      Resolutions Of The Supervisory Board

            -  Determination Of The Ordinary Increase Of Capital  -


                                       Of


                               net-tissimo.com ag
                               ------------------

                        Based In Egerkingen (Solothurn)



A meeting of the Supervisory Board of the forenamed company took place on this date in the offices of the Notariat Zurich (Altstadt) [Zurich (Old Town) Notary Office]. The undersigned recorder has prepared this official document of the decisions of the meeting according to the provisions of the Swiss Law of Obligations (OR).

                                       I

Mr. Manuel Ebner, residing at Eschenweg 9, 8704 Herriberg, member of the Supervisory Board, opened and chaired the meeting. Thomas Brack, attorney at law, Talacker 60, 8001 Zurich, served as secretary.

The chairman stated that

- he alone of five members of the Supervisory Board of the company was present;

- for declarations of resolutions requiring official notarization, like the present one, the presence of one member of the Supervisory Board was sufficient (Art. 20 Par. 4 of the corporate articles);

- he was now going to conduct a meeting of the Supervisory Board at which, on the basis of the aforementioned provision of the corporate articles, there was a quorum present for the planned agenda.


He stated that the Supervisory Board had carried out the resolution of the Shareholders' Meeting of January 22, 2001 concerning an ordinary increase of the capital stock by CHF 2,505,000, from CHF 2,000,400 to CHF 4,505,400.


                                      II.

The chairman presented the following documents:

- A public document about the resolutions of the Shareholders' Meeting of January 22, 2001 concerning an ordinary increase of the capital stock by CHF 2,505,000;

- 2. subscription certificates in accordance with Art. 6542 OR covering the complete subscription of the newly issued capital stock by:

  a. BC MEDIEN HOLDING AG, c/o Dr. Beat Curti, Seestrasse 106, 8703 Erlenbach for 15,060 registered shares of stock in the company at a nominal value of CHF 100 per share for the issue amount of CHF 100;

  b. DR. HANS ULRICH KELLER, Oberwiler Kirchweg 23, 6300 Zug, for 10,000 registered shares of stock in the company at a nominal value of CHF 100 per share for the issue amount of CHF 100.

- written certification dated January 19, 2001 from the Zurcher Kantonalbank, Bahnhofstrasse 9, 8010 Zurich, as a financial institution that is subject to the Federal Law on Banks and Savings Association, of the deposit of CHF 2,505,000 for the exclusive disposition of the company. This deposit serves as payment in full of the contributions promised by the subscribers;

- report of the Supervisory Board on the increase of capital in accordance with Art. 652e OR, dated today.


                                      III.

On the basis of these documents the Supervisory Board declares unanimously that

1. all of the newly issued shares are validly subscribed;

2. the promised contributions correspond to the entire issue amount;

3. the contributions paid in money in the amount of CHF 2,505,000 have been deposited to the forenamed bank for the exclusive disposition of the company, and that the contributions have thereby been paid in accordance with the requirements of the law and of the corporate articles and as required by the resolution of the Shareholders' Meeting.

                                      IV.

The Supervisory Board resolved without discussion to amend the articles of the corporation as follows:

                                    "Art. 4
                                    -------

The capital stock of the company is CHF 4,505,400 (four million five hundred and five thousand four hundred Swiss Francs), divided into 60,000 registered shares with a nominal value of CHF 33.34 per share, and 25,050 registered shares with a nominal value of CHF 100 per share. All shares are fully paid in."

In other respects the existing corporate articles continue in effect unchanged.


                                       V.

The chairman presented a copy of the corporate articles and stated that these were the complete corporate articles, taking into account the above amendments. These corporate articles accompany the document.


                                      VI.

The undersigned recorder confirms in accordance with Art. 652g Par. 2 OR that the supporting documents and vouchers mentioned individually in this document have been submitted to the Supervisory Board.

                                      VII.

The Supervisory Board must report the above amendment to the corporate articles and its declarations in a timely fashion for recording in the Commercial Register; see Art. 652h Par. 1 OR.

Zurich, January 22, 2001 [illegible notation by hand]

[Signature]              [Signature]



                         [Seal of the Notariat Zurich (Altstadt)]

                                       [illegible signature]
                                       M. Muller-Smit
                                       Deputy Notary

                            SUBSCRIPTION CERTIFICATE
                            ------------------------



With reference to the corporate articles of net-tissimo.com ag, Egerkingen, with which it is acquainted, and to the resolutions of the Shareholders' Meeting and of the Supervisory Board on January 22, 2001 concerning the increase of the capital stock by CHF 2,505,000.00 to the new total of CHF 4,505,400,


                             BC MEDIEN HOLDING AG,
                             --------------------
               c/o Dr. Beat Curti, Seestrasse 106, 8703 Erlenbach

                         declares its subscription for

            15,050 REGISTERED SHARES OF STOCK of net-tissimo.com ag at a nominal value of CHG 100 per share for an issue amount of CHF 100..


BC Medien Holding AG agrees unconditionally to pay the entire contribution corresponding to the issue amount for the shares for which it has subscribed upon the first demand of the Supervisory Board.


Erlenbach, January 22, 2001


BC Medien Holding AG

[signed]
Dr. Beat Curti

                            SUBSCRIPTION CERTIFICATE
                            ------------------------



With reference to the corporate articles of net-tissimo.com ag, Egerkingen, with which it is acquainted, and to the resolutions of the Shareholders' Meeting and of the Supervisory Board on January 22, 2001 concerning the increase of the capital stock by CHF 2,505,000 to the new total of CHF 4,505,400


                            DR. HANS ULRICH KELLER,
                            ----------------------
                        Oberwiler Kirchweg 23, 6700 Zug

                         declares his subscription for

            10,000 REGISTERED SHARES OF STOCK of net-tissimo.com ag at a nominal value of CHG 100 per share for an issue amount of CHF 100.


Dr. Hans Ulrich Keller agrees unconditionally to pay the entire contribution corresponding to the issue amount for the shares for which he has subscribed upon the first demand of the Supervisory Board.


Zug, January 22, 2001


[signed]
Dr. Hans Ulrich Keller

[Letterhead caption obscured]
Zurich City Branch

                                    BAHNHOFSTRASSE 9
                                    8010 ZURICH
net-tissimo.com ag
                                    TEL. 01/220 11 11
6210 Sursee                         FAX 01/211 15 25
(formerly Egerkingen)               POSTAL ACCOUNT 80-151-4


                                    Zurich, January 19, 2001


                                    Reference   F9/zu
                                    Direct dial 01 220 64 20
                                    Ms. E. Zurfluh



CAPITAL STOCK INCREASE ACCOUNT


We confirm that

FR. 2,505,000  (TWO MILLION FIVE HUNDRED FIVE THOUSAND FRANCS)

have been deposited with us for your benefit.


Release
-------

The deposited amount will be at the free disposal of the authorized signatory agents after the increase of your capital stock has been recorded in the Commercial Register and has been published in the Schweizerisches
Handelsamtsblatt, or earlier upon submission of the original journal statement.


Sincerely,

Zurcher Kantonalbank

[Two illegible signatures]

                         REPORT OF INCREASE OF CAPITAL

                            Of The Supervisory Board
                                       Of

                               NET-TISSIMO.COM AG

                        In Accordance With Art. 652e OR
--------------------------------------------------------------------------------

The Supervisory Board of net-tissimo.com ag, Egerkingen, declares in conjunction with the capital stock increase in accordance with Art. 652e OR:

1. The resolution of the Shareholders' Meeting on January 22, 2001 concerning the increase of capital stock by CHF 2,505,000 to the new total of CHF 4,505,400 has been complied with.

2. The Shareholders' Meeting did not pass any resolutions about restricting or suspending the subscription right and assigning subscription rights that have not been exercised or which have been withdrawn. The former shareholders have not exercised their subscription rights. The 25,050 registered shares not subscribed by the former shareholders have been subscribed as follows and assigned accordingly:
   - 15,050 by BC Medien Holding AG, Erlenbach;
   - 10,000 by Dr. Hans Ueli Keller

3. No special advantages were established for the benefit of individual shareholders or other persons.

4. The capital increase is to be accomplished by means of a cash contribution in the amount of CHF 2,505,000 for 25,050 new registered shares with a nominal value of CHF 100 each at an issue amount of CHF 100.00 each. The capital stock is fully paid in.

Zurich, January 22, 2000


In the name of the Supervisory Board


[Signed]                           [Signed]
Manuel Ebner                       Dr. Beat Curti

CORPORATE ARTICLES

net-tissimo.c ag
domiciled in Sursee (Lucerne)

I. LEGAL NAME, DOMICILE, PURPOSE AND DURATION OF THE COMPANY
------------------------------------------------------------
Art. 1
------
Under the legal name
                    net-tissimo.com ag
                    net-tissimo.com sa
                    net-tissimo.com ltd

there exists a stock corporation in accordance with the present corporate articles and the regulations in Title XXVI of the Swiss Obligation law, based in Sursee, Canton Lucerne.

ART. 2
------
The purpose of the company is the sale and distribution of consumer goods and articles or all sorts to end-users in Switzerland, Germany, Austria and the Principality of Liechtenstein via e-commerce and conventional shipping channels.

The company is authorized to set up branches and subsidiaries at other locations in Switzerland and abroad, and to invest in enterprises of the same and different industries in Switzerland and abroad.

The company is permitted to carry out all transactions that may arise in conjunction with its activity. It can purchase, encumber and sell real estate in Switzerland and abroad.

ART. 3
------
The duration of the company is undefined.

II. CAPITAL STOCK, PARTICIPATION CAPITAL
----------------------------------------
Art. 4
------
The capital stock of the company is CHF 4,505,000 (four million five hundred and five thousand four hundred Swiss Francs) divided into 60,000 shares of registered stock with a nominal value of CHF 33.34 per share, and 25,050 shares of registered stock with a nominal value of CHF 100 per share. All stock is fully paid in.

ART. 5
------
The company maintains a share register covering the registered stock, in which the names and address of the owners and beneficiaries are recorded.

[Top sentence partially obscured]
 ...ownership or the reason for a usufruct and the [xxxxx xxxxx xxxxx] in advance.

The company will certify the recording on the stock documents.

In relation to the company, that person is considered the shareholder or beneficiary who is recorded in the share register.

Registered shares may only be transferred with the approval of the company. The company can decline the application for transfer if it offers to the seller to take over the stock for its own account, for the account of other shareholders or for the account of third parties at the actual value at the time of the request, or if it makes known a significant reason designated below.

Significant reasons with regard to the purpose of the company and the economic self-sufficiency of the enterprise are:

a) To preserve the economic self-sufficiency of the enterprise, the Supervisory Board can refuse to record a buyer if the latter has not joined in the shareholder binding agreement of March 25, 1999, with supplements.

b) The recording of shares that the applicant has bought in trust for third parties is not allowed.

ART. 6
------

The Supervisory Board is authorized to issue stock certificates for more than one share. Two members of the Supervisory Board must sign the stock documents or certificates in their own hands.

The possession of a stock certificate is accompanied by recognition of the corporate articles and any organizational and business rules of the company.

ART. 7
------

The Supervisory Board is authorized, for a period of two years from the date of the corporate articles, to issue participation capital up to a nominal value of Fr. 1,000,000. The participation certificates are made out to the bearer, have a nominal; value of Fr. 100, and do not grant any voting right nor any right associated with the voting right.

ART. 8
------

The participation certificates are equivalent to the existing shares and to any shares to be issued in the future (of the least preferred category), in reference to their nominal value, in distributing net profit and the proceeds of liquidation and with respect to subscription rights.

ART. 9
------

The shareholders and participants have a right to subscribe for newly issued shares or participation certificates according to their former ownership of shares or participation certificates, unless the resolution on increasing capital or contracts with third parties specify otherwise. If participation capital is created, the shareholders have a right to subscription as when new shares are issued.

If the capital stock and the participation capital are increased simultaneously and proportionately, then the shareholders can only subscribe to stock shares, the participants only to participation certificates.

If the capital stock or the participation capital is increased alone or if one is increased more than the other, the subscription rights are to be allocated in such a way that shareholders and participants can continue to participate [in the] total capital just as before.

III. ORGANIZATION OF THE COMPANY
--------------------------------

Art. 10
-------

The corporate agents of the company are:

A. The Shareholders' Meeting
B. The Supervisory Board
C. The Auditing Department

A. THE SHAREHOLDERS' MEETING
----------------------------

Art. 11
-------

The Shareholders' Meeting is authorized to take the following actions:

1. establishing and amending the corporate articles, to the extent that this authority is not allocated by law to the Supervisory Board (Art. 634a, 647, 651, 651a, 652g, 653g, 653i, 656b OR);

2. electing and recalling the members of the Supervisory Board and of the Auditing Department;

3. approving the annual report and the consolidated accounts;

4. approving the annual financial statements and deciding on the allocation of the net annual profit, especially setting the dividend and the management bonus;

5. approving the reports and actions of the members of the Supervisory Board;

6. deciding on the items that are reserved for the Shareholders' Meeting by law or by the corporate articles;

7. deciding on motions of the Supervisory Board, the Auditing Department and the shareholders.

ART. 12
-------

The regular Shareholders' Meeting takes place annually no later than six months after the end of the fiscal year. It is called by the Supervisory Board or, if necessary, by the Auditing Department.

The Supervisory Board, the [xxx] of the Auditing Department or a Shareholders' Meeting can call Extraordinary Shareholders' Meetings, [if the] interests of the company so necessitate.

One or more shareholders who together represent at least one tenth of the capital stock, in writing, also can call a Shareholders' Meeting, so long as they specify the purpose. In this case the Supervisory Board must call the Shareholders' Meeting within four weeks.

The Shareholders' Meetings take place at the business domicile of the company or at some other location to be determined by the Supervisory Board.

ART. 13
-------

The invitations to the Shareholders' Meeting are issued at least 20 days in advance by being published one time in the Schweizerisches Handelsamtsblatt, or, if all [shareholders] are known, by registered letter or telegram or fax. The invitation to the Shareholders' Meeting must state the place, date and time of the meeting, the various agenda items and the motions of the Supervisory Board or of the shareholders who demanded that the Shareholders' Meeting be held. In addition it states the manner in which the shareholders are to authenticate their identity.

ART. 14
-------

If [there is] no objection, the owners or representatives of all the shares of stock can hold a Shareholders' Meeting in the sense of a universal meeting in accordance with [Art.] 701 OR without observing the rule of written notification specified for calling the meeting.

If all of the owners or representatives of all or the shares are present, the universal meeting can negotiate and make decisions on all of the subjects that fall within the purview of the Shareholders' Meeting.

ART. 15
-------

The shareholders exercise their voting rights in the Shareholders' Meeting in proportion to the total nominal value of the shares belonging to them.

ART. 16
-------

Each shareholder can have himself/herself represented in the Shareholders' Meeting by means of written proxy [by] a shareholder designated by name in the proxy. Substitutive proxy is not permitted.

The Shareholders' Meeting has the right to check the identification credentials of the representative [; it] can in particular exclude persons who are not or are no longer related to it as shareholders or it can exclude who in fact are not or are no longer shareholders from participation [in the] Shareholders' Meeting.

ART. 17
-------

The Shareholders' Meeting has a quorum if more than half of the stock [class] is represented.

The Shareholders' Meeting makes its decisions and carries out its elections by absolute majority of the stock votes represented, unless compelling provisions of the law or of the corporate articles specify otherwise.

ART. 18
-------

The Shareholders' Meeting is conducted by the Chairman of the Supervisory Board or, if that person is prevented from doing so, by another member of the Supervisory Board, or finally by a Chairman pro tempore elected by the meeting. The Chairman appoints a secretary and a vote teller, who do not need to be shareholders.

The Chairman of the Shareholders' Meeting determines the voting procedure.

The Chairman does not have the tie-breaking vote.

B. THE SUPERVISORY BOARD
------------------------

ART. 19
-------

The Supervisory Board consists of four to six members, who are elected by the Shareholders' Meeting for a term of three years, in each case until the next regular Shareholders' Meeting. Re-election is permitted.

The Supervisory Board constitutes itself. It is also possible to elect a person who is not a member of the Supervisory Board as secretary; this person does not have to be a shareholder in the company.

ART. 20
-------

The Supervisory Board meets as often as business requires. The Chairman of the Supervisory Board calls the meetings and leads the discussions. Any member of the Supervisory Board has the right to request in writing that the Chairman call a meeting of the Supervisory Board.

The Supervisory Board has a quorum only if the majority of the members are present.

The Supervisory Board makes its decisions with a majority of the votes cast. In case of a tie, the Chairman does not have the tie-breaking vote.

No quorum of members present needs to be observed if the only business to be conducted is to state that a capital increase has been carried out and to resolve to make the requisite subsequent amendment to the corporate articles.

Discussions and decisions of the Supervisory Board must be recorded in minutes of the meetings.

Decision-making by written circulation is permissible, as long as no member demands verbal consultation. Decisions by circulation are to be incorporated into the minutes.

ART. 21
-------

The Supervisory Board decides on all matters that laws or corporate articles or regulations do not reserve or transfer to the Shareholders' Meeting or to some other corporate agent of the company.

Within the framework of the law the Supervisory Board is authorized to transfer the management of business and the representation of the company, in accordance with an organizational regulation, in whole or in part to several (committees) or individual members (delegates) or to third persons, who do not need to be shareholders (directors).

ART. 22
-------

The Supervisory Board issues the necessary organizational regulations that describe its powers and the transfer of management and representation of the company in greater detail.

ART. 23
-------

The Supervisory Board designates the persons authorized to represent the company, and the manner of their signing. Only collective signatory rights are to be granted.

ART. 24
-------

In addition to reimbursement of their expenses members of the Supervisory Board will receive appropriate compensation, which is to be set by the Supervisory Board.

C. THE AUDITING DEPARTMENT
--------------------------

ART. 25
-------

The Shareholders' Meeting elects one or more auditors to form the Auditing Department.

The Auditing Department is elected in each case for a term of one year until the next regular Shareholders' Meeting.

ART. 26
-------

The Auditing Department is responsible for the duties and powers assigned to it by the law.

IV. ANNUAL FINANCIAL STATEMENTS AND DISTRIBUTION OF PROFITS
-----------------------------------------------------------

ART. 27
-------

The fiscal year is the calendar year. The first fiscal year begins on the date of the corporate articles and ends on December 31 of the following year.

ART. 28
-------

As of the conclusion of the fiscal year, the annual account and the annual report are to be prepared in accordance with the provisions of the law.

No later than twenty days before the regular Shareholders' Meeting the annual accounts, the annual report with the auditors' report and the proposals for the allocation of the net profit for the year are to be made public at the head office for examination by the shareholders.

ART. 29
-------

The Shareholders' Meeting decides on the appropriation of the net profit for the year and decides, in accordance with the legal provisions of Art. 671 OR, on the distribution of a dividend, on any participation by the Supervisory Board in the profits, and on the creation and utilization of special reserves. Each year an amount of one twentieth of the net profit for the year is to be allocated to the general reserve fund until the latter reaches the amount of one fifth of paid-in capital stock [One or two lines obscured at top of next page]

V. DISSOLUTION AND LIQUIDATION
------------------------------

ART. 30
-------

The company will be dissolved in the cases specified by law.

In the event of dissolution, the Supervisory Board will arrange for liquidation, unless the Shareholders' Meeting resolves otherwise.


VI. ANNOUNCEMENTS AND NOTIFICATIONS
-----------------------------------

Art. 31
-------

The announcements of the company are made in the Schweizerisches
Handelsamtsblatt. The Supervisory Board can designate additional publication organs.

ART. 32
-------

Notification also can also be given by registered letter if the addresses of all shareholders or participants are known.


VII. COURT OF ARBITRATION
-------------------------

ART. 33
-------

Disputes between the company, the members of the Supervisory Board, the Auditing Department, the management and the shareholders which pertain to matters of the company, will be decided definitively by a three-person court of arbitration in accordance with the rules of arbitration for internal Swiss cases of the Zurich Chamber of Commerce based in Zurich, with each party naming one arbitrator.

ART. 34
-------

The court of arbitration is also responsible for determining the actual value of the stock shares in the event that the company offers to take over shares for its own account or for the account of other shareholders or of third parties at the actual value; to do so it will designate experts, if necessary.



Zurich, January 22, 2001

[Two illegible signatures]

Commercial Register of [the Canton of Lucerne]

Company number        Legal nature                   Recording  Deletion  Transfer
                                                                          from:
CH-240.3.000.573-5    Stock corporation  1/24/2001                        to:         1
---------------------------------------------------------------------------------------

All entries

 Re   De   Company                                     Ref      Domicile
-------------------------------------------------------------------------------------
   0      net-tissimo.com ag                             0     formerly in Egerkingen
   1      (net-tissimo.com sa) (net-tissimo.com ltd.)    1     Sursee
-------------------------------------------------------------------------------------

 Ref   Capital stock (CHF)     Subscr. pmt. (CHF)    Stock denomination                 Ref    Address of the company
---------------------------------------------------------------------------------------------------------------------
  0          6,000,000.00       6,000,000.00         60,000 reg. shares at CHF 100.00     0    [Illegible]
  1          4,505,400.00       4,505,400.00         50,000 reg. shares at CHF 33.34 &         4633 Egerkingen
                                                     25,050 reg. shares at CHF 100.00     1    Surentalstrasse 10
----------------------------------------------------------------------------------------       Enterprise
 Ref   Part. cert. cap. (CHF)  Subscr. pmt. (CHF)    Participation certificates                6210 Suree
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

 Re   De  Purpose                                                                         Ref
------------------------------------------------------------------------------------------------------------------------------
 0        Sale and distribution of consumer goods and articles of all types to end consumers in Switzerland, Germany, Austria and the Principality of
          Liechtenstein via e-commerce and conventional shipping channels; is authorized to invest in enterprises in the same and related sectors; can purchase, encumber and sell real estate in Switzerland and abroad .
------------------------------------------------------------------------------------------------------------------------------

 Re   De  Remarks                                                                          Ref    Date of corporate articles
------------------------------------------------------------------------------------------------------------------------------
 0        The facts crossed out prior to recording in the commercial register of the         0    Orig. corp. articles 4/14/1999
          Canton of Zurich, as well as any earlier journal and SHAB citations, can be        0    4/26/2000
          examined in the register extract from the former location, which is                1    1/22/2001
          located with the stored commercial register files.
          Notifications to shareholders by publication in the SHAB or by registered letter
 0     1  The registered stock shares are transfer-restricted.
          Notifications are given by registered letter.
 0        In the capital reduction of 1/22/2001 the nominal value of the 60,000 registered
 1        shares at CHF 100.00 is reduced to CHF 33.34 in accordance with Art. 735 OR.
 1        At the same time 25,050 registered shares at CHF 100.00 are issued.
 ----------------------------------------------------------------------------------------------------------------------------------

 Re   De  Contrib. in kind, asset acquisition, special advantages, [illegible]             Ref    Publication organ
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           0      SHAB
------------------------------------------------------------------------------------------------------------------------------------

 Re    De    Branch location    Re    De    Branch location    Re    De    Branch location    Re    De    Branch location
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

 Zei   Ref   TB no.   TB date     SHAB    SHAB date    Page   Zei   Ref   TB no.   TB date   SHAB   SHAB date   Page
-----------------------------------------------------------------------------------------------------------------------------------
         0           (Loc. moved)         (Loc. moved)
AMM          423     1/24/2001            (appr. KHKA)
-----------------------------------------------------------------------------------------------------------------------------------

  Re    [xx]  De  Personnel information                                                 Function         Type of signature
------------------------------------------------------------------------------------------------------------------------------------
     0            Fontana, Mario, from Stabio, in Fechy                                 President        Collective signature
                                                                                                         in pairs
     0         1  Schoneburg, Prof. Gerhard, German citizen, in                         Vice president   Collective signature
                  Beckenried                                                                             in pairs
     0         1  Wohlgensinger, Elmar, from Mosnang, in Hergiswil                      Member           Collective signature
                                                                                                         in pairs
     0            Curti, Dr. Beat, from Lucerne and Rapperswil SO, in Erlenbach ZH      Member           Collective signature
                  Scherrer, Edwin A., from Kirchberg SG, in Rudolfstetten-Friedlisberg                   in pairs
     0         1                                                                        Member           Collective signature
                  Ebner, Manual from Gruningen, in Herrliberg                                            in pairs
     0                                                                                  Member           Collective signature
                  Berger, Roland, from Fourisberg, in Muri near Bern                                     in pairs
     0                                                                                  General manager  Collective signature
                  Gabriel, Bruno, from Emmen and Reiden, in Beckenried                                   in pairs
     0         1                                                                        General manager  Collective signature
                  KPMG Fides Peat, in Zurich                                                             in pairs
     0            Kappeler, Nikolaus, from Zurich, in Dietikon                          Auditing body
     1                                                                                  Member           Collective signature
                  Keller, Dr. Hans Ulrich, from Sursee and Hochdorf, in Zug                              in pairs
     1                                                                                  Member           Collective signature
                                                                                                         in pairs
-----------------------------------------------------------------------------------------------------------------------------
              Lucerne, 1/25/2001 13:35                                                  Continued on the following page 2

Commercial Register of [the Canton of Lucerne]

-------------------------------------------------------------------------------------------------------------------
CH-240.3.000.573-5    net-tissimo.com ag                                                      Sursee      2
-------------------------------------------------------------------------------------------------------------------

All entries
     Lucerne, 1/25/2001 13:35          This extract from the cantonal commercial register is invalid without the adjacent original certification. It contains all of the entries that are currently in effect for this company as well as any entries that have been canceled since 1/24/2001. This extract was issued prior to publication in the
                                       Schweizerisches Handelsamtsblatt and after approval of the last entry by the
                                       National Office for the Commercial Register.

          CERTIFIED
-----------------------------
         Jan. 25, 2001
-----------------------------
 COMMERCIAL REGISTER OFFICE
  OF THE CANTON OF LUCERNE
-----------------------------
    (Illegible signature)

Annex 2


Division of shares after capital reduction and increase

Share certificate        Number of shares         Par value per share      Total par value
No. 1                         30,000                     33.34               1,000,200.00
No. 2                         26,892                     33.34                 896,579.30
No. 3                          2,973                     33.34                  99,119.80
No. 4                            135                     33.34                   4,500.90

No. 5                         15,050                    100.00               1,505,000.00
No. 6                          2,000                    100.00                 200,000.00
No. 7                          2,000                    100.00                 200,000.00
No. 8                          2,000                    100.00                 200,000.00
No. 9                          2,000                    100.00                 200,000.00
No. 10                         2,000                    100.00                 200,000.00

Total                                                                        4,505,400.00

Annex 3

                         Net-tissimo.com AG, Egerkingen


                             Report Of The Auditors
                 For The Attention Of The Shareholders' Meeting
                         In Accordance With Art. 732 OR
                          Concerning Reduction Of The
                                 Capital Stock



                                KPMG Fides Peat
                           Zurich, December 20, 2000

          [Part of letterhead obscured]
          Certified Public Accountants

          KPMG Fides Peat                        Tel. +41 1 249 31 31
          Badenerstrasse 172    P.O. Box         Fax +41 1 249 23 19
          CH-8004 Zurich        CH-8026 Zurich   www.kpmg.ch

Auditors' report to the attention of the Shareholders' Meeting in accordance with Art. 732 OR concerning reduction of the capital stock of

NET-TISSIMO.COM AG, EGERKINGEN
--------------------------------------------------------------------------------

The Supervisory Board of net-tissimo AG commissioned us to prepare the auditor's report for the planned reduction of the capital stock.

The balance sheet and the motion to carry out the reduction of capital are the responsibility of the Supervisory Board, whereas our task consists in examining and judging whether the claims of the creditors are fully covered after the proposed capital reduction are fully covered. We affirm that we fulfill the requirements of law with regard to qualification and independence.

The balance sheet of the company as of November 30, 2000 shows capital stock of Fr. 6,000,000 and the following net loss:

                                                                      CHF

Net loss as of 1/1/2000                                            1,387,527
Annual loss 1/1 - 11/30/2000                                       3,522,385
                                                                   ---------
Net loss for the year as of November 30, 2000                      4,909,912
                                                                   ---------

By motion of the Supervisory Board, this deficit
is to be lowered by reducing the capital stock of                  6,000,000
(divided into 60,000 registered shares at Fr. 100 per share) by    3,999,600
                                                                   ---------
to                                                                 2,000,400

As a restorative measure, the Administrative
Board moves that the capital stock be raised
again at the same time by                                          2,505,000
                                                                   ---------
to                                                                 4,505,400
                                                                   =========
by pay-in of cash.


The nominal value of the shares should be reduced accordingly, so that the capital stock is newly divided into 60,000 shares of registered stock at the (former) value of Fr. 33.34 per share, and 25,050 shares of registered stock (from increasing the capital stock again) at Fr. 100.00 per share.

Our audit was conducted in accordance with the principles of the profession, according to which an audit is to be planned and carried out in such a way that significant errors connected with the evaluation of the coverage of the creditors after the reduction in capital are recognized with appropriate certainty. We carried out the audit activities appropriate to the circumstances. We are of the opinion that our audit constitutes an adequate basis for our judgment.

The capital reduction does not exceed the deficit that resulted from the losses, so that according to Art. 735 OR calls to the shareholders concerning satisfaction or guarantees can be dispensed with.

According to our assessment, the claims of credits will be fully covered even after execution of the reduction and re-increasing of the capital stock.


KPMG Fides Peat


[Illegible signature]                 [Illegible signature]
Georg Meisterhans                     By authority, Roger Barmettler
Chief Auditor


Zurich December 20, 2000

Attachment:
- Balance sheet at going concern values as of November 30, 2000 (before and after capital reduction)

                                                  BEFORE CAPITAL  AFTER CAPITAL
Interim balance sheet as of November 30, 2000        REDUCTION       REDUCTION
-------------------------------------------------------------------------------
                                                        CHF             CHF
ASSETS

Current assets

Cash                                                  180,230          180,230
Cash pay-in claim from
   re-increase in capital stock                             0        2,505,000
Trade accounts receivable
-  vis-a-vis third parties                             90,381           90,381
Other receivables
-  vis-a-vis third parties                            207,299          207,299
Inventories                                            59,180           59,180
Prepaid expenses                                        3,073            3,073
                                                    ---------        ---------
                                                      540,163        3,045,153
                                                    ---------        ---------

FIXED ASSETS

Furnishings and equipment                             235,222          235,222
Intangible assets
-  Organizational costs                                33,075           33,075
-  Software                                         2,188,000        2,188,000
                                                    ---------        ---------
                                                    2,456,297        2,456,297
                                                    ---------        ---------
                                                    2,996,460        5,501,460
                                                    =========        =========

                                                   BEFORE CAPITAL  AFTER CAPITAL
Interim balance sheet as of November 30, 2000        REDUCTION       REDUCTION
-------------------------------------------------------------------------------
                                                        CHF              CHF
LIABILITIES

Borrowed capital

Trade accounts payable
-  vis-a-vis third parties                              34,599           34,599
Other liabilities
-  vis-a-vis third parties                             211,473          211,473
-  vis-a-vis affiliates and shareholders             1,213,000        1,213,000
Prepaid income                                         447,300          447,300
                                                   -----------        ---------
                                                     1,906,372        1,906,372
                                                   -----------        ---------
SHAREHOLDERS' EQUITY

Capital stock                                        6,000,000        4,505,400
Net annual loss
- Loss carryover 1/1/2000      -1,387,527
- Loss 1/1 - 11/30/2000        -3,522,385
(Total net annual loss)                            (-4,909,912)       (-910,312)
                                                  ------------       ---------
                                                     1,090,088        3,595,088
                                                   -----------       ---------
                                                     2,996,460        5,501,460
                                                   ===========        =========

Annex 4

List of Contracts

                                                                           CHF
Type of contract                             Term           Costs          Monthly costs from
                                                            YR 2000        Jan 01
Employment agreements of net-tissimo
employees

Rimag-Versicherung
   -  Accident insurance
   -  Employer's liability
   -  Property, interruption of business
   -  Property insurance
   -  Daily benefit insurance
   -  Vicarious liability
   -  Motor vehicle fleet agreement
   -  EDP insurance
                                                                                      4,000

Logistics agreement with MS Mail Service
   -  Shipment of goods
   -  Call Center
                                                                                      4,500
Copying machine - Toshiba
                                                                                        100
hp - EDP lease agreement
   -  hp network server LH 4 Fr. 100,000
   -  3 month hp EDP lease Fr. 256,000
   -  Monthly lease amount
                                             21 months         356,000               33,000
Abacus-Leasing
   -  Agreement
   -  Lease plan - Auto lease
   -  Vehicles
                                                                                      5,000
Contracts such as Swisscom, Europay and
rent are not included.

Addendum to the Agreement dated 12/19/2000

The execution of the Agreement previously signed by all parties with the exception of Artificial Life Inc. on December 19, 2000 regarding net-tissimo.com AG (hereinafter: "ABV") requires that there be a shift of the participating ratios of the Old Shareholders and a new alignment of one principal shareholder and various minority shareholders (hereinafter: "the Transaction").

To take Artificial Life's concerns into account, the parties stipulate the following both to state in more precise terms the parties' already existing intent with regard to the contract and the business, as well as to add new content.

1.   Limitations on the Sale of Specific Assets

     Without the express consent of the Supervisory Board (Supervisory Board resolution, approved by a 2/3 majority) of net-tissimo.com AG, the Company shall not sell or pledge to third parties assets that constitute the Company's essential substance, in particular proprietary and licensing rights to the software belonging to the Company. Subsidiaries, affiliated companies or parent companies of nettissimo.com AG also are regarded as third parties in particular. The shareholders agree to have the corresponding quorum for passing a resolution of the Supervisory Board duly included in the Company's articles of incorporation.

2.   Retention of the Object of the Company

     Pursuant to Sec. 704 para. 1 No. 1 OR [Swiss Law of Obligations], a change of the object of a company requires a resolution by the shareholders' meeting based on at least two-thirds of the votes represented and the absolute majority of the nominal value of shares represented. The shareholders undertake an obligation to comply with Sec. 704 OR at all times. In addition, they also shall ensure that the Supervisory Board and Management comply with Sec. 704 OR. This obligation also includes transactions that may result in a de facto change of the object of the Company.

3.   Supervisory Board

     The minority shareholders who will be recorded in the shareholders' register after this transaction is effected shall have the right to nominate a Supervisory Board; the shareholders undertake mutually to elect the Supervisory Board nominated accordingly.

4.   Subscription Right

     For this transaction, the previous shareholders fully waive their statutory/legal right of first refusal.

     The subscription rights of the shareholders provided in Sec. 650 para. 2 No. 8 in conjunction with Sec. 652b OR and in Sec. 9 of the Articles of Incorporation must be upheld by the Company at any time in connection with any future increases of share capital. Consequently, subject to the statutory and legal regulations, each shareholder has a claim to that portion of any newly issued shares that corresponds to his previous interest.

5.   Restrictions on Disposal

     The parties mutually concede a right of first refusal (Clause 5.1), a right of co-sale with founders (Clause 5.2) and also a come-along (Clause 5.3).

5.1  Right of First Refusal

     The parties hereby mutually concede a right of first refusal to all shares of the Company owned by them at any time in proportion to their previous shareholdings.

     If a shareholder wishes to sell his shares to third parties, he must first offer them to the other shareholders in proportion to the future shareholdings at the conditions that were offered to him in writing by a third party.

     If the shareholders having a right of first refusal do not make use of their right of first refusal, or make use of it incompletely, within 30 days of written notice, then the remaining shares for sale shall be offered to the other shareholders in proportion to the future shareholdings at the conditions that were offered in writing by the third party. These remaining shares burdened with a right of first refusal shall not be offered to those parties who waived the right of first refusal by written statement or failed to make use of them before the deadline.

     If the shareholders have not made use of their right of first refusal, or did not make use of it completely, within an additional thirty days, then the party desiring to sell shall be entitled to sell the remaining shares for sale to such third party within three months at the conditions offered in writing by the third party. A sale to a different buyer or a sale at other conditions is not allowed.

     Exempt from the right of first refusal are transfers of shares to Company subsidiaries, affiliated companies or parent companies of the shareholders desiring to sell, transfers among the New Shareholders and to Mr. Klaus Kappeler. If such transfers to affiliates, subsidiaries or parent companies occur, the seller or sellers undertake to ensure that the buyers accede to the ABV and the present addendum to the ABV without reservation and assuming all rights and duties in their place.

5.2  Right of Co-Sale with Founders

     Each party has a right of co-sale (must take along). Subject to the rights of first refusal pursuant to Clause 5 above, the shareholders are entitled to demand a "take along" in the event another shareholder or other shareholders (hereinafter: "the Sellers") sell a majority interest (at least 67%) or all shares of the Company to a third party. In such event, the shareholders are entitled to co-sell all their shares at the same conditions and the Sellers must ensure that this co-sale comes into being. The Sellers may only execute the sale of the shares if the sale of the shares offered by the other shareholders by exercise of their right of co-sale is also executed at the same time.

     The selling party is required to obtain a corresponding written offer to buy from the interested buyer and, if the possible interested buyer's credit standing is not obvious, a corresponding capital-evidencing certificate for the other parties and invite them by registered letter to exercise their right of first refusal. Within 30 days of receipt of the notification, each of the entitled parties must inform the selling party by a written statement without reservation whether he intends to exercise his right of first refusal. The period is allowed if the statement of intent to exercise is turned over to a post office as a registered letter within the time period cited. Otherwise, the shareholder has waived it for the specific case.

7.   "Come Along"

     In return, the shareholders mutually concede a "come along" in such a case (co-sale of all shares at the same conditions if requested by the third party). If one shareholder or several shareholders together sell shares to a third party and if such sale includes more than 67% of the share capital, the Sellers may request that the other shareholders or the other shareholder sell their/his shares to such third party at the same conditions.

     The parties are assuming that the purchase price negotiated "at arms-length" by the Sellers with any third party will correspond to the market price. If other shareholders hold the opinion in good faith that this is not the case, they may request that an expert draw up an appropriate report. The expert in this case must be a recognized fiduciary company that is appointed by the shareholders jointly. The come along shall lapse if the sale price in the expert report is deemed to be at least 20% too low. The costs of the expert report shall be borne by the shareholders who request it. They will be reimbursed for the costs if the come along lapses.

     If a shareholder refuses to join in signing the corresponding agreement within a period of at least 30 days set by the Sellers, then the Sellers shall be entitled to buy the shares of the corresponding shareholder at the price offered by the third party (right of purchase).

8.   B2B Media Corp.

     The rights of first refusal, rights of co-sale and come along described above shall not apply if the shareholders bring all shares of the Company into B2B Media Corp. Clause 11 of the ABV applies (share swap).

9.   Interim Financing - December 2000

     Claims against Net-tissimo.com AG amounting to CHF 138,455.85 became due in December 2000. Net-tissimo.com AG was not able to pay these claims because of the delay in executing the ABV. Artificial Life agrees to pay half this amount, i.e., CHF 69,000, rounded off. The amount will be settled along with ALIFE's claim for repayment of a loan, pursuant to Clause 7 letter a ABV. In all other respects, this interim financing does not result in a change in the amount of the claim agreed between the Old Shareholders and the Company in Clause 7 of the ABV.

Zurich, January 17, 2001


Artificial Life, Inc.              e-tail Holding AG

[signature]                        [signature]    [signature]
-----------                        -----------    -----------
Manuel Ebner

BC Medien Holding AG               Hans Ueli Keller

[signature]                        [signature]
-----------                        -----------
Dr. Beat Curti

Artificial Life Schweiz AG         Roland Berger

[signature]                        [signature]
-----------                        -----------
Manuel Ebner


Net-tissimo.com AG

[signature]    [signature]
-----------    -----------